UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2007

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth in Item 3.02 of this Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On February 22, 2007, the Company completed the issuance and sale of an aggregate of 4,170,891 shares (the “Shares”) of the Company’s common stock, par value $1.00 per share, at a purchase price of $36.00 per share, in a private placement to institutional investors (the “Investors”) pursuant to the Securities Purchase Agreement dated as of February 14, 2007 among the Company and the Investors. Aggregate gross proceeds totaled $150,152,076. Credit Suisse and BMO Capital Markets acted as placement agents in connection with the transaction and received an aggregate placement agent fee of $4,504,562. The Company will use the net proceeds from this offering for debt reduction.

The shares sold in the private placement were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The bases for the availability of this exemption include the facts that the issuance was a private transaction which did not involve a public offering and the shares were offered and sold to a limited number of institutional investors.

Pursuant to a Registration Rights Agreement dated as of February 22, 2007 (the “Registration Rights Agreement”), among the Company and the Investors, we agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the Shares within 45 days of closing and to use our reasonable best efforts to cause the registration statement to be effective no later than 90 days after closing.

A complete copy of each of the Securities Purchase Agreement and the Registration Rights Agreement are filed herewith as exhibits to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1	Securities Purchase Agreement dated as of February 14, 2007, by and among Black Hills Corporation and the investors named therein.
10.2	Registration Rights Agreement dated as of February 22, 2007, by and among Black Hills Corporation and the investors named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: February 22, 2007

Exhibit Index

Exhibit #

10.1	Securities Purchase Agreement dated as of February 14, 2007, by and among Black Hills Corporation and the investors named therein.
10.2	Registration Rights Agreement dated as of February 22, 2007, by and among Black Hills Corporation and the investors named therein.

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